Exhibit 10.1


                                                                  March 31, 2005



The Borrowers party to the
Credit Agreement described below
One Invacare Way
Elyria, Ohio 44035
Attention: Chief Financial Officer



          Re: Credit Agreement dated as of January 14, 2005 (the "Credit Agreement"), among Invacare Corporation (the "Company"), each of the Borrowing Subsidiaries party thereto (collectively with the Company, the "Borrowers"), the banks set forth on the signature pages hereof (together with their successors and assigns, collectively, the "Banks" and each individually a "Bank") and JPMorgan Chase Bank, N.A., a national banking association, as agent for the Bank (in such capacity, the "Agent").


Ladies/ Gentlemen:

     Pursuant to Section 2.4(c) of the Credit Agreement, the Company has requested that the Agent and the Banks increase the Aggregate Commitment under the Credit Agreement by $50,000,000, resulting in an Aggregate Commitment of $500,000,000. The effective date of such increase shall be April 4, 2005 (the "Effective Date"). The form of Schedule 1.1 attached to this letter reflects the increased Aggregate Commitment and each Bank's Commitment after giving effect to such increase (including the increased Commitment of any Bank which has consented to an increase in its Commitment). The form of Schedule 1.1 attached to this letter shall replace the existing Schedule 1.1 to the Credit Agreement as of the Effective Date; provided, however, that each of the Company, the Banks and the Agent acknowledges and agrees that any outstanding Fixed Rate Revolving Credit Loans shall remain outstanding under the Pro Rata Shares of the Banks prior to giving effect to the new Schedule 1.1 through the last day of the Interest Period for any such Loan and the Company shall not be required to prepay any such Fixed Rate Revolving Credit Loans and reborrow under Loans under the revised Pro Rata Shares. Any new Loans made on and after April 4, 2005 (including any continuations of any existing Fixed Rate Revolving Credit Loans) shall be funded by the Banks based on the Commitments set forth on Schedule 1.1 attached hereto.

          In connection with such request, the Company hereby certifies:

               (i) no Default has occurred and is continuing hereunder as of the date hereof and no Default shall have occurred and be continuing as of the Effective Date; and

               (ii) the representations and warranties made by the Borrowers and contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as if made on and as of such date (other than those representations and warranties that by their terms speak as of a particular date, which representations and warranties shall be true and correct as of such particular date).

     Except as expressly set forth above, neither the Credit Agreement nor any other Loan Document is amended or modified nor are any of the terms or provisions thereof waived. The Company agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

     All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. The terms and provisions of this letter shall be effective when it is signed by each of the Banks which is increasing its Commitment pursuant hereto, the Agent and the Company. This letter may be executed in any number of counterparts, and telecopied signature pages shall be enforceable as originals.


                   Very truly yours,

                   JPMORGAN CHASE BANK,  N.A., as a Lender and as Agent


                   By           /s/ Dana E. Jurgens
                   Title        Director

                   KEYBANK NATIONAL ASSOCIATION, as a Bank and Syndication Agent


                   By           /s/ Chris Swindell
                   Title        Senior Vice President


                   NATIONAL CITY BANK, as a Bank and Documentation Agent


                   By           /s/ Robert C. Coleman
                   Title        Senior Vice President


                   BANK OF AMERICA, N.A., as a Bank and Documentation Agent


                   By           /s/ B. Kenneth Burton
                   Title        Vice President

                   CALYON NEW YORK BRANCH


                   By           /s/ Charles Heidsieck
                   Title        Managing Director

                   By           /s/ Thomas Randolph
                   Title        Director

                   HARRIS TRUST AND SAVINGS BANK


                   By           /s/ Mark Piekos
                   Title        Director

                   NORDEA BANK FINLAND PLC, NEW YORK BRANCH

                   By           /s/ Henrik M. Steffensen
                   Title        First Vice President

                   By           /s/ Gerald E. Chelius, Jr.
                   Title        SVP Credit


                   PNC BANK, NATIONAL ASSOCIATION


                   By           /s/ Joseph  G. Moran
                   Title        Managing Director


                   SUNTRUST BANK


                   By           /s/ William D. Priester
                   Title        Director

                   THE BANK OF NEW YORK


                   By           /s/ William Barn
                   Title        Vice President


                    COOPERATIEVE CENTRALE RAIFFEISEN-
                    BOERENLEENBANK B.A.
                   "RABOBANK INTERNATIONAL",
                    NEW YORK BRANCH

                   By           /s/ Robert M. Mandula
                   Title        Executive Director

                   By           /s/ Rebecca O. Morrow
                   Title        Executive Director


The above is acknowledged, accepted and agreed to by the undersigned:

                    INVACARE CORPORATION, as
                    the Company and as Treasury
                    Manager on behalf of each
                    Borrower


                   By           /s/ Ronn Claussen
                   Title        Vice President and Treasurer

                                  SCHEDULE 1.1


                                   COMMITMENTS

April 4, 2005

--------------------------------------------------------------------------------

                                   COMMITMENTS
================================================================================
----------------------------------------------- --------------------------------

                     Bank                                       Commitment
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

JPMorgan Chase Bank, N.A.                                      $70,500,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

KeyBank National Association                                    70,500,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

National City Bank                                              56,750,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Bank of America, NA.                                            56,750,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Calyon New York Branch                                          40,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Harris Bank Trust and Savings                                   38,750,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Nordea Bank Finland Plc, New York Branch                        39,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

PNC Bank, National Association                                  39,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

SunTrust Bank                                                   38,750,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

The Bank of New York                                            25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Rabobank International, New York Branch                         25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

                                                              $500,000,000
----------------------------------------------- --------------------------------

--------------------------------------------------------------------------------

                          REVOLVING CREDIT COMMITMENTS
================================================================================
----------------------------------------------- --------------------------------

                     Bank                            Revolving Credit Commitment
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

JPMorgan Chase Bank, N.A.                                      $42,500,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

KeyBank National Association                                    70,500,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

National City Bank                                              39,250,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Bank of America, NA.                                            56,750,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Calyon New York Branch                                          40,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Harris Bank Trust and Savings                                   14,250,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Nordea Bank Finland Plc, New York Branch                        39,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

PNC Bank, National Association                                  39,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

SunTrust Bank                                                   38,750,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

The Bank of New York                                            25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

Rabobank International, New York Branch                         25,000,000
----------------------------------------------- --------------------------------
----------------------------------------------- --------------------------------

                                                              $430,000,000
----------------------------------------------- --------------------------------




--------------------------------------------------------------------------------

                         ALTERNATE CURRENCY COMMITMENTS
================================================================================

                Bank                Alternate Currency        Alternate Currency
                                        Facility
----------------------------------  ------------------        ------------------
----------------------------------  ------------------        ------------------

JPMorgan Chase Bank, N.A.           Canadian Dollars            USD $28,000,000
----------------------------------  ------------------        ------------------
----------------------------------  ------------------        ------------------

National City Bank                  Canadian Dollars            USD $17,500,000
----------------------------------  ------------------        ------------------
----------------------------------  ------------------        ------------------

Harris Bank Trust and Savings       Canadian Dollars            USD $24,500,000
----------------------------------  ------------------        ------------------